NYSE: NAV Investor & Analyst Day Melrose Park Tuesday, January 25, 2011 Exhibit 99.1

NYSE: NAV
Safe Harbor Statement
Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see Item
1A, Risk Factors,
included within our Form 10-K for the year ended October 31, 2010, which was filed on
December 21, 2010.  Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above.
Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-
looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

NYSE: NAV
Other Cautionary Notes
• The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.
• Certain Non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs).
It also excludes financial services and other expenses that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. A reconciliation to the most appropriate GAAP number is included in the appendix of this presentation.

NYSE: NAV Dan Ustian Chairman, President and Chief Executive Officer 4

NYSE: NAV
Agenda
• Jack Allen, President, N.A. Truck Group
• Archie Massicotte, President, Navistar Defense
• Eric Tech, President, Engine Group
• Dee Kapur, President, Truck Group
• A.J. Cederoth, EVP & CFO
• Q&A
• Product and Technology Tour

NYSE: NAV
Strategy: Leveraging What We Have and
What Others Have Built

Note: This slide includes information presented on a non-GAAP basis. Please see Reg G in the Appendix and A. J. Cederoth’s section for a reconciliation of revenue.

NYSE: NAV Consistent Earnings 7 Note: This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation.

NYSE: NAV
Purchased Engines
7 7
DT DT 9 9 10 10
9900
SCHOOL BUS
9200 / 9400
Global Powertrain
7.2L
9.3L
4.8L
9 10 DT

11 13
2007 Product Offerings
Leader in Products, Technology and
Innovation
2011 Product Offerings –
Well Positioned For the Future

NYSE: NAV
Competitive Cost
Competitive Cost
Structure
Structure
Profitable
Profitable
Growth
Growth
Great
Great
Products
Products
•
15L
•
Cat North America
•
Global Cab over
2011 Actions to Complete Strategy
•
Flexible
Manufacturing
•
Suppliers
•
Market share/Scale
•
Global
•
Bus – Global
•
Parts – Big Bore
$20 Billion with $1.8 Manufacturing Segment Profit at 350K Unit Industry

Note:  Please see  2011 Guidance Slide in Appendix for additional assumptions.

NYSE: NAV Strategic Framework Remains Intact DIFFERENTIATION & LEADERSHIP 10

NYSE: NAV
Differentiate and Leadership
• 2010 Emissions
• Flexible Manufacturing
• 13L vs. 15L
• Ride and Performance
• Dealer
• Military
MaxxForce MaxxForce
® ®
13 13

Navistar’s
dealer
distribution
network

NYSE: NAV
Protect Shareholder Value
• Trucks and Engines
• Flexible
Manufacturing

Controlling Destiny
Leveraging Assets
• Minimize Change
- EGR
• Huntsville
• 13L
11 13
EAP
GAP
CAP
SAP
TBP
HEP
CBP
MPP
Navistar’s
manufacturing
locations

NYSE: NAV Continued Success in 2011 13 Note: Please see 2011 Guidance Slide in Appendix for additional assumptions.

NYSE: NAV
Integration

Melrose Park Melrose Park
Lisle Lisle
Lisle
• 90 acres and 1.2M sq. ft.
• $700-800M original cost to
Lucent (our cost is $34M plus
upgrades)
Benefits
• Integration
• Tax incentives ~$100M
• $60 - $80M cost reductions

NYSE: NAV Jack Allen President, North America Truck Group 15

NYSE: NAV North American Truck Strategy • Great Products Leadership and Differentiation • Costs Scale / Labor / Manufacturing • Growth Market Share, New Markets, New Business 10% Return on Sales 16

NYSE: NAV Strong Actions During Recession Lead to Success in Core North America Market Recovery 17 Source: Ward’s Automotive

NYSE: NAV Integrated Truck and Engines Broadest Integrated Application Based Product Line Source: Ward’s Automotive 18

NYSE: NAV
Products – New and Differentiated
Market Advantages
Leading in fuel economy
Lightest weight
Driver comfort and ride/handling
EGR for customer convenience,
cost, quality
Over 50,000 ProStar’s on the road today
Source:  Ward’s Automotive

NYSE: NAV
Products – New and Differentiated
60,000 unit Class 4/5 market – 20% share goal
Commercial alternative to pick-up truck
Leverage Assets – 6 months to market
EGR based MF7 engine
3,000 in 2011; 12,000 mature
Crew cab, 4x4, gas engine

NYSE: NAV Products – New and Differentiated MaxxForce ® Engines Family Lightweight Fuel efficient High performance Advanced EGR 21

NYSE: NAV
Products – New and Differentiated
Broadest Application Based Product Line
Class 4 – 8 Integrated Engines and Trucks
Class 4/5, Medium, School Bus, Severe Service, Sleepers, Regional Haul, Niches

NYSE: NAV Results Market Share Growth New Dealers North America Part Sales Source: Ward’s Automotive 23 (U.S., Canada, Mexico and Uptime Parts, excludes Military)

NYSE: NAV Results Market Share Growth Great products EGR preference Dealer advantage Broad customer applications #2 24 ~+2pp ~+6pp ~+9pp Steady #1 #1 #1

NYSE: NAV
Results
North America Parts Sales
Recent Successes
Customer reach
Product breadth
Market share growth
Future Opportunities
MaxxForce
®
engines
TerraStar™
New businesses
Improving fleet utilization

(U.S., Canada, Mexico and Uptime Parts, excludes Military)

NYSE: NAV
Results
New Dealers Distribution Network
• Investments to strengthen the
best dealer network in the
industry
• 12 new dealers in key major
market areas
• Solid experience from proven
leaders in truck and related
industries… Freightliner,
Volvo, Mack, Caterpillar,
Peterbilt, Sterling

NYSE: NAV North America Truck Strategy Leverage Assets Controlling Destiny 27

NYSE: NAV
Cost Reduction
• Fully flexible – common platforms and
common manufacturing processes
• Optimized lowest cost in industry
Logistics - Menlo
Inbound / Outbound freight
Assembly cost
New Labor Agreement
• Improved Springfield competitiveness
2 tier wages
Temporary workers for market fluctuations
Profit sharing eliminated
Model build flexibility
• Ft. Wayne closure
Integrated product development:  R&D, engineering
purchasing, manufacturing in Chicago
Material Cost
Global Sourcing
– MNAL - India
– JAC - China
– MWM – South America
– Escobedo - Mexico
• Commodity Mitigation
Manufacturing Flexibility
TAP
Manufacturing Cost

JAC JV pending government approval
Common Platform = Scale

NYSE: NAV
Results
•
Improved margins and lowered break-even volume
– 2010 material cost
– 2010 manufacturing costs
– Favorable customer and product mix
•
Contained warranty cost and SG&A
•
Converted company owned DealCor locations to private
ownership
> $200M

NYSE: NAV Investing in Adjacent Niche Businesses Strategy: Create Value by Providing Integrated Truck and Bodies -- Control Destiny -- Trucks Bodies Dealers Customers 30

NYSE: NAV
Market Recovering
2009 $  5.4 $    -
2010 $  6.1 $ 0.3
2011 $  8 - $ 9 < $ 1.0
*@350k $11 - $12 $ 1 - $ 3
Anticipated Revenue
from Core** Business, $B
Niche Business***
Revenue, $B
Freight levels
Fleet Age
Used Truck Values, Inventory
Cost Pressures - Emissions
Decreased Government Spending
Fleet Failures
**Core is defined as U.S. and Canada Class 6-8, Truck and School Bus
***Excludes DealCor, UTO, Mexico, BDT
Traditional Industry
Normal Range

2011
240k to 260k
25% - 35%
*

NYSE: NAV
Positioned for Profit and Growth in
Market Recovery
Improving Margins and Lowering Breakeven Volumes
Growing market share in all segments
Investing in New Products and Adjacent Niche Markets
Improving Distribution

NYSE: NAV
Improving Margins and Lowering Breakeven Volumes
Growing market share in all segments
Investing in New Products and Adjacent Niche Markets
Improving Distribution
Positioned for Profit and Growth in
Market Recovery
In a Class 8 industry of 166,000 for 2011, need 40,600 Sales
Current Built + Orders =  16,000+ (40%)

Class 8 Market Share
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

NYSE: NAV
Positioned for Profit and Growth in
Market Recovery
Improving Margins and Lowering Breakeven Volumes
Growing market share in all segments
Investing in New Products and Adjacent Niche Markets
Improving Distribution

NYSE: NAV Archie Massicotte President, Navistar Defense 35

NYSE: NAV $1.5 - $2 Billion – Sustainable 30,000+ Units 2008 2009 2010 2011+ > $2B > $2B > $2B $1.5-$2.0B 36

NYSE: NAV
Military Differentiation –
Leveraging Commercial Expertise
SUSTAINMENT
• 1,100 locations worldwide
• 80 plus locations in 70
countries
MANUFACTURING
• Extremely flexible assembly
facilities to meet urgent
requirements
ENGINEERING
• 3,000 Engineers
• Designed for assembly
• Rapid response
• Global resources/capabilities
– Suppliers integrated into
design
ENABLERS FOR OUR SUCCESS
ENABLERS FOR OUR SUCCESS

NYSE: NAV
School Bus
Class 6 and 7
Combined
Class 8
Engines Class 4 and 5
Existing Platforms + Survivability Solutions = Success
Existing Platforms + Survivability Solutions = Success
Navistar Defense
Leveraging Commercial Platforms

NYSE: NAV Leveraging Commercial Platforms 39

NYSE: NAV
“Don’t be a traditional
defense contractor.”
Dash w/ ISS
MaxxPro 1.5 MaxxPro 1.0
Dash w/out ISS
MEAP Ambulance
Ambulance Wrecker
MaxxPro FOV
Rolling Chassis & Kits
Leveraging Military Platforms

NYSE: NAV
DOD Budget
DOD Preps For 'Worst Of All Possible'
FY-11 Budget Scenarios Inside Defense
A year-long CR, said the senior Pentagon official,
“wouldn't destroy the republic, but it would certainly be
inconsistent with what we're trying to do in terms of smart
management of the department.”
Era of Efficiency
•New programs may be affected
•Government will look to industry for:
- Higher quality
- Lower cost
- Quicker development
•Sustainment of existing vehicle
fleets will continue (increase)

NYSE: NAV
Top 15
Countries
International Market
Global Defense Budgets
1. China
2. United Kingdom
3. France
4. Japan
5. Saudi Arabia
6. Germany
7. India
8. Italy
9. Russia
10. S. Korea
11. Brazil
12. Canada
13. Australia
14. Spain
15. Turkey
Iran
Colombia
Israel
Netherlands
Poland
Taiwan
Greece
Singapore
United Arab Emirates
Sweden
Norway
Pakistan
Egypt
Algeria
Belgium
Thailand
Switzerland
Oman
Chile
Denmark
•
Slowing U.S. Defense budgets, but ND participates in 26 countries
•
Tighter budgets provide advantages to commercially-based contractors
Copyright ©
Jane’s
Information Group Inc., 2010. All rights reserved.
Next in
Rank

Current Business
Discussions
Future Opportunities
Excluded Markets

NYSE: NAV Afghanistan FMS MaxxPro ® Afghan National Army MXT (UK Husky) MaxxPro ® Wrecker Afghan National Police Dash w/ DXM / MaxxPro ® Variants 43

NYSE: NAV Navistar Defense Projected Revenue 44 2011 2012 2013 2014+ 2011 Revenue $1.5 to $2.0B Base Plan U.S. and FMS Vehicles Direct Foreign Vehicles Services Capability Insertion Parts

NYSE: NAV Navistar Defense We act like our customers lives depend on us. Because they do.. 45

NYSE: NAV Eric Tech President, Engine Group 46

NYSE: NAV Diversification and Growth 47 Leading Commercial Diesel Engine Producer Initiated Diversification Strategy Begin Life Without Ford Balanced Diversification Achieved 2007 2010 2013 Future

NYSE: NAV Three Businesses In One 48 TRUCK GROUP OEM Captive Operating From Three Perspectives Components

NYSE: NAV
Captive:  Supporting Navistar Truck

100K
Growth Drivers
• North American Market Recovery
• Global Truck Growth
• Expanded Product Range
• Competitive Advantage
Value to Navistar Truck
• Product Differentiation
• Full Range of Engines & Parts
• Competitive Cost Structure
300K+

NYSE: NAV
OEM:  Delivering Profitable Growth

Growth Drivers
• North American OEM Penetration
• Continued Brazil Growth
• Global OEM Penetration
• Higher Off-Road Penetration
Value to Navistar
• Higher Niche Market Profit
• Growth from Existing Assets
• Lower Risk Thru Diversification
150K
300K+

NYSE: NAV
Pure Power Technologies (PPT):
Controlling Our Destiny

Growth Drivers
• Expanded Product Portfolio
• Greater Life-Cycle Value Captured
• Accelerated OEM Penetration
• Move to Adjacent Markets
Value to Navistar
• Competitive Advantage
• Competitive Cost Structure
• Profitable New Market Growth
$250M
~ $1B
Next Gen
Fuel
System
3000 + Bar
2700 Bar

NYSE: NAV
Beyond Transformation

First Half 2011 Moving Beyond
• Ramping-Up with Market
• Final Product Launches
• Replacing Ford with OEM
• Investing in PPT
• NA Market Recovery
• Production Efficiencies
• OEM Sales Accelerating
• PPT Sales Accelerating
Improved Cost
Structure
Increased
Volume
Improved
Profitability

NYSE: NAV Engine Group Strategy Controlling Our Destiny Profitable Growth Great Products 53 Leveraging Our Assets

NYSE: NAV Dee Kapur President, Truck Group 54

NYSE: NAV
Global Picture:  What we said

Note: This slide includes information presented on a non-GAAP basis. Please see Reg G in the Appendix and A. J. Cederoth’s section for a reconciliation of revenue.

NYSE: NAV
Global Picture:  What We Said Last Year
• Leading products
tailored to specific
global markets
• Integrated powertrain
• Leveraging Navistar
technology
• Lean and efficient
• ~1.5M target market
• 10-20% share
• 150-300K vehicles
• $3-5B revenue

NYSE: NAV
Australia
South Africa
Middle
East
India
Russia
Mercosur
Other
LA
Mexico
China
North
America
5% - 7%
8% - 10%
> 10%
Global Markets and Margins

NOTE:  Average EBIT margin per region based on  competitive annual reports and “World Truck Manufacturers” average operating margins of major truck manufacturers 2003-2008.
0
100
200
0
300
600
0
20
40
0
225
375
0
750
1,200
0
20
40
0
40
80

NYSE: NAV 58 Leverage strategy/thinking/investment Global Growth Global Growth Leveraging our Leadership New Dealers

NYSE: NAV India India Latin America Latin America 40T/49T 25T Tipper 31T South Africa South Africa Leveraging Assets: Differentiated Products Australia Australia CT630 CT610 Brazil Brazil 9800 59

NYSE: NAV Leveraging Assets: Differentiated Distribution 60 Currently 410 Branded Sales or Service Points

NYSE: NAV Brazil 61

NYSE: NAV South Africa 62

NYSE: NAV India 63

NYSE: NAV India 64

NYSE: NAV Mahindra-Navistar: Reset the Standard 65 HyderabAd BangalorE

NYSE: NAV Australia 66

NYSE: NAV Australia 67

NYSE: NAV China 68

NYSE: NAV Latin America 69

NYSE: NAV
Global Bus

Non-Mercosur Latin America
•Leverage Escobedo production
•Transmillennium bid in February
•Significant order backlog
Argentina
Uruguay
Chile
Mercosur Markets
•Installing chassis assembly line at
Neobus in Brasil
•Introducing integrated bus in April

NYSE: NAV
Global Picture of Success: 3-5 Years
• Consistent overall
strategy
• Leading products
tailored to specific
markets
• Leveraging Navistar and
partners
•
~1.5 million target market
•
10-20% share
•
150-300K vehicles
•
$3-5 billion revenue

2010 2013 2011 2012
Volumes:
Profitability:
16,000
Investing
Global Cab-over
CAT COE Vocational
China JV
Parts growth
125,000+
Significant
returns
35,000
Breakeven

NYSE: NAV A. J. Cederoth Executive Vice President & Chief Financial Officer 72

NYSE: NAV Strategy - Leveraging What We Have and What Others Have Built Note: This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation. 73

NYSE: NAV
2011 Key Items
Note:  This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation.

2011 Business Drivers
• Industry Recovering (240K – 260K)
• Maintain Market Share – Back-end Loaded
• Military $1.5B - $2.0B Revenue
• RV Low Industry / New Products
• Global Investing to Profitable
• Engine OEM - SA, 12+ New Customers
• 15L Launch
• Engineering Similar to 2010
2011 One-Time Items
• Engineering Integration
• Manufacturing
• Valuation Allowance

NYSE: NAV 2010 to 2011 Note: Please see 2011 Guidance Slide in Appendix for additional assumptions. 75

NYSE: NAV Continued Success in 2011 Note: Please see 2011 Guidance Slide in Appendix for additional assumptions. 76

NYSE: NAV
Revenue Potential $20B
$ Billions
$ Billions
GAAP Revenue
Non-GAAP Revenue
Non-Consolidated Revenue (Navistar Share)
Consolidated Revenue
Total Revenue
$20B
N.A. Revenue - $15B
Global Revenue - $5B
Note:  Please see  2011 Guidance Slide in Appendix for additional assumptions.

$14B
$17B - $18B
$0
$5
$10
$15
$20
$25
FY 2011 N. America
Industry
Core
Business
Growth
OEM Engine &
Other
Business
Growth
Contingency Future
$2B - $3B
$0
$5
$10
$15
$20
$25
FY 2011 Mahindra NC2 Contingency Non-GAAP
*Includes Navistar’s share of revenue from non-consolidated entities
*
*
*

NYSE: NAV
Segment Profit Potential: $1.8B at Peak
Note:  Please see  2011 Guidance Slide in Appendix for additional assumptions.

$1.0B
$1.8B
$0
$500
$1,000
$1,500
$2,000
$2,500
FY 2011 N. America
Core
OEM Engine
& Other
Global Contingency Future

NYSE: NAV Driving Bottom Line Results 79

NYSE: NAV
Maximizing Shareholder Value
• Consistent Earnings
– From a Sustainable Strategy
– With Predictable Results
• Create Positive Cash Flow
– Fund Growth Internally
– Improve the Balance Sheet
• Growth
– Future Potential

NYSE: NAV Differentiation & Leadership 81

NYSE: NAV
ROIC – Leveraging Our Assets

Capital Current Potential
Investment Revenue Revenue
Integrated Engines (Big Bore) < $150M + / - + +
Military ~ $0M ~ $2.0B ~ $2.0B
Global < $200M < $1.0B > $3.0B
Pure Power Technologies < $10M < $100M ~ $1.0B
Niches
- RV's < $50M ~ $500M > $2.0B
- Mixers
- CAT

NYSE: NAV What’s Next Note: Please see 2011 Guidance Slide in Appendix for additional assumptions. 83

NYSE: NAV
2011 Objectives
More Breakthroughs
Technologies
• Military vehicle survivability
• Emissions
• Fuel economy
• Performance/Ride
Business
• EGNR
• Parts
• Other
Air System
Fuel
System
A/T System
MaxxForce MaxxForce
® ®
13 13

NYSE: NAV Q & A 85

NYSE: NAV Appendix 86

NYSE: NAV
2011 Guidance
*This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation.
Guidance
**   FY2010 includes $10M ($0.14) of cost for UAW agreement
*** 2011 Guidance does not include Engineering Integration Impact or potential Valuation Allowance release
2011
2010 Actual
Truck Industry Units
240,000 to 260,000 191,300
Revenue ($ Billions)
$13.6 to $14.3 $12.1
($ Millions (excluding EPS))
Mfg. Segment Profit*
$962 to $1,070 $741
Below the line items*
$(500) to $(515) $(496)
Profit Excluding Tax
$462 to $555 $246
Net Income attributable to NIC
$388 to $466 $223
Tax Rate
16% to 17% 9.4%
Diluted EPS attributable to NIC
$5.00 to $6.00 $3.05**
# of shares
~77.6M  73.2M
Cash ($ Billions)
$1.2         to        $1.4 $1.1

NYSE: NAV
SEC Regulation G –
Fiscal Year Comparison
Manufacturing Segment Profit is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.

Note: This slide includes information presented on a non-GAAP basis. Please see Reg G in the Appendix and A. J. Cederoth’s section for a reconciliation of revenue.
2009 Future
Original Target
@ 414.5k Industry
Revised Target
@ 350k Industry
U.S. and Canada Industry 414,500 350,000
($billions)
Sales and revenues, net $15 + $20 +
($millions)
Manufacturing segment profit $1,600 $1,780
Below the line items (500) (590)
Income excluding income tax 1,100 1,190
Income tax expense (275) (298)
Net Income attributable to Navistar International Corporation (NIC) $825 $892
Diluted earnings per share attributable to NIC $11.46 $12.31
Weighted average shares outstanding: diluted
(millions)
~72.5 ~72.5

NYSE: NAV
SEC Regulation G –
Fiscal Year Comparison
This presentation is not in accordance with, or an alternative for,
U.S.
generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.

2009 2008
Non GAAP Non GAAP Non GAAP Non GAAP As Reported Non GAAP Non GAAP As Reported Non GAAP Non GAAP As Reported
Without All
Impacts
Other
Impacts
Without UAW
Impacts
UAW
Impacts With Impacts
Without
Impacts Impacts With Impacts
Without
Impacts Impacts With Impacts
U.S. and Canada Industry 191,300           181,800        244,100
($billions)
Sales and revenues, net 12.1 $              11.6 $           14.7 $
($millions)
Manufacturing segment profit *
(excluding items listed below) 725 $               - $         725 $               - $         725 $               707 $            - $            707 $            1,088 $         - $            1,088 $
Ford settlement net of related charges -                  27             27                     -            27                     -               160               160               -               (37)               (37)
UAW Expenses -                  -            -                   (11)            (11)                  -               -               -               -               -               -
Impairment of property, plant and equipment -                  -            -                   -            -                  -               (31)               (31)               -               (358)             (358)
Manufacturing segment profit 725                  27             752                  (11)            741                  707               129               836               1,088            (395)             693
Below the line items
(excluding items listed below) (496) $             - $         (496) $              - $         (496) $             (468)             -               (468)             (502)             -               (502)
UAW Expenses -                  -            -                   1               1                       -               -               -               -               -               -
Write-off of debt issuance cost -                  -            -                   -            -                  -               (11)               (11)               -               -               -
Below the line items (496)                -            (496)                 1               (495)                (468)             (11)               (479)             (502)             -               (502)
Income (loss) excluding income tax 229                  27             256                  (10)            246                  239               118               357               586               (395)             191
Income tax benefit (expense) (23)                  -            (23)                   -            (23)                  (34)               (3)                 (37)               (58)               1                   (57)
Net Income (loss) attributable to Navistar International Corporation 206 $               27 $          233 $               (10) $         223 $               205 $            115 $            320 $            528 $            (394) $          134 $
Diluted earnings (loss) per share ($'s) attributable to Navistar International Corporation 2.82 $              0.37 $       3.19 $              (0.14) $      3.05 $              2.86 $           1.60 $           4.46 $           7.21 $           (5.39) $         1.82 $
Weighted average shares outstanding: diluted (millions)
73.2                 73.2          73.2                 73.2          73.2                 71.8              71.8              73.2              73.2
* Includes: non-controlling interest in net income of subsidiaries net of tax; extraordinary gain net of tax
2010

NYSE: NAV
SEC Regulation G –
Fiscal Year Comparison
This presentation is not in accordance with, or an alternative for,
U.S.
generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.

2011 2011
Guidance
U.S. and Canada Industry 240,000               260,000               240,000               260,000
($billions)
Sales and revenues, net 13.6 $                    14.3 $                    13.6 $                    14.3 $
($millions)
Manufacturing segment profit *
(excluding items listed below) 962 $                     1,070 $                962 $                     1,070 $
Engineering Integration Costs (67)                  (67)
Manufacturing segment profit 962                        1,070                     895                        1,003
Below the line items
(excluding items listed below) (500)                       (515)                       (500)                       (515)
Engineering Integration Costs (10)                  (10)
Below the line items (500)                       (515)                       (510)                       (525)
Income (loss) excluding income tax 462                        555                        385                        478
Income tax benefit (expense) (74)                         (90)                         (74)                         (90)
Net Income (loss) attributable to Navistar International Corporation 388 $                     466 $                     311 $                     388 $
Diluted earnings (loss) per share ($'s) attributable to Navistar International Corporation 5.00 $                    6.00 $                    4.00 $                    5.00 $
Weighted average shares outstanding: diluted (millions)
~ 77.6 ~ 77.6 ~ 77.6 ~ 77.6
* Includes: non-controlling interest in net income of subsidiaries, net of tax.
Guidance Adjusted for
Engineering Integration